UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 7, 2014

CAL DIVE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                          Results of Operations and Financial Condition.

The following information is being provided under Form 8-K, Item 2.02, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On August 11, 2014, Cal Dive International, Inc., a Delaware corporation (the "Company"), issued a press release announcing its second quarter 2014 earnings results.

A copy of the press release is included herein as Exhibit 99.1.

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)            On August 7, 2014, the board of directors (the "Board") of the Company voted to increase the size of the Board to five members and appointed Donald D. Patteson, Jr. to serve as a Class I director effective immediately.  Mr. Patteson's term will expire at the 2016 annual meeting of the Company's stockholders.  The Board has appointed Mr. Patteson as a member of each of the Board's three standing committees (Audit, Compensation, and Corporate Governance and Nominating Committees).

With this appointment, the Board consists of two Class III members with terms expiring in 2015, two Class I members with terms expiring in 2016, and one Class II member with a term expiring in 2017.
Mr. Patteson, age 68, currently serves on the board of directors of Rosetta Resources Inc. and Carriage Services, Inc.  Most recently, prior to its sale in June 2014, Mr. Patteson was the founder and Chairman of Sovereign Business Forms, Inc., a consolidator in a segment of the printing industry ("Sovereign").  He also served as Chief Executive Officer of Sovereign from August 1996 until his retirement from full-time employment in August 2008.  Prior to founding Sovereign in 1996, he served as Managing Director of Sovereign Capital Partners, an investment firm specializing in leveraged buyouts.  Mr. Patteson also previously served as President and CEO of WBC Holdings, Inc., as President and CEO of Temple Marine Drilling, Inc./R.C. Chapman Drilling Co., Inc., a subsidiary of GE Capital, and as President and CEO of Temple Drilling.  Mr. Patteson worked with Atwood Oceanics, Houston Offshore International, Western Oceanic, and Arthur Andersen's management consulting practice earlier in his career.
As an outside director, Mr. Patteson will be entitled to receive an annual retainer for Board service of $25,000, pro-rated for partial year service, and meeting attendance fees of $1,500 per Board meeting and $1,000 per committee meeting.  Effective with his appointment, Mr. Patteson was granted 91,743 shares of restricted stock, which will vest one-third per year over three years.  In addition, Mr. Patteson and the Company have entered into an indemnity agreement, which is in the same form as the Company has entered into with all of its directors and executive officers.
A copy of the Company's press release announcing the appointment of Mr. Patteson is attached as Exhibit 99.1.
Item 7.01                          Regulation FD Disclosure

The following information is being provided under Form 8-K, Item 7.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed "filed" under such acts.

On August 11, 2014, the Company issued the press release included herein as Exhibit 99.1.  Also on August 11, 2014, the Company posted to its website the presentation materials included herein as Exhibit 99.2, for use by investors in connection with the Company's second quarter 2014 earnings conference call.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits.

99.1	Press release issued by Cal Dive International, Inc. on August 11, 2014.
99.2	Second Quarter 2014 Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, General Counsel and Secretary

Date:   August 11, 2014